UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2011

PhotoMedex, Inc.

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania		18936
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-619-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The disclosure in Item 2.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement

The disclosure in Item 2.01 of this Current Report is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

Merger of Radiancy, Inc. with PHMD Merger Sub, Inc.

On December 13, 2011 (the “Closing Date”), Radiancy, Inc., a Delaware corporation (“Radiancy”) merged with PHMD Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of PhotoMedex, Inc. (the “Company”), and Radiancy became a majority-owned subsidiary of the Company pursuant to the terms and conditions of the Amended and Restated Agreement and Plan of Merger, dated as of October 31, 2011 (the “Merger Agreement”), by and among the Company, Radiancy and Merger Sub (the “Merger”). In connection with the Merger, the Company (i) caused to be paid or issued to stockholders of record of Radiancy, except Radiancy (Israel) Ltd. (“Radiancy Israel”), as of the Closing Date, an aggregate of Fifteen Million Eighty-Four Thousand, Three Hundred Seventy (15,084,370) newly issued shares of common stock of the Company, with a par value of $0.01 per share (“Common Stock”) (such shares of Common Stock to be issued to stockholders of Radiancy (other than Radiancy Israel), the “Merger Consideration”), in exchange for their shares of Radiancy stock and (ii) caused to be paid or issued to the stockholders of record of the Company on November 7, 2011, warrants to purchase an aggregate of One Million, One Hundred Forty-One Thousand, Six Hundred Sixty-Seven (1,141,667) shares of Common Stock of the Company, of which warrants to purchase One Hundred Fifteen Thousand, Four Hundred (115,400) shares of Common Stock of the Company were issued as options to Messrs. Dennis McGrath and Michael Stewart.

The consummation of the Merger resulted in the following as of the date of this Current Report: (i) former stockholders of Radiancy own approximately 80% of the outstanding shares of Common Stock of the Company; (ii) the Company owns approximately 98% of the outstanding shares of Radiancy (with the remaining 2% held by Radiancy Israel, a wholly owned subsidiary of Radiancy); and (iii) Radiancy became a majority-owned subsidiary of the Company.

For accounting purposes, the Merger is treated as a “reverse acquisition” and Radiancy is considered the accounting acquirer. Accordingly, Radiancy will be reflected as the predecessor and receiving entity in the Company’s financial statements. The Company’s financial statements will be retrospectively adjusted to reflect those historical financial statements of Radiancy as the Company’s historical financial statements.

The Merger Consideration was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-176295), filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2011, as amended, and declared effective on November 22, 2011 (the “Form S-4”). The prospectus included in the Form S-4 contains additional information about the Merger and the related transactions. The Form S-4 also included the proxy statement for the 2011 Annual Meeting of Stockholders, held on December 12, 2011 (the “Proxy Statement”).

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report, and is incorporated by reference.

The Company is furnishing a copy of the press release announcing the completion of the Merger as Exhibit 99.1 to this Current Report.

Lock-Up Agreement

In connection with the closing of the Merger, as of December 13, 2011, each of Christina Allgeier, Dr. Yoav Ben-Dror, Stephen P. Connelly, Dennis McGrath, Nahum Melumad, Katsumi Oneda, Lewis C. Pell, Dr. Dolev Rafaeli, Michael R. Stewart, James W. Sight and Davis Woodward, the executive officers and directors of the post-Merger Company (the “Insiders”), delivered to the Company a lock-up agreement (each, a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”). Pursuant to the terms of the Lock-Up Agreements, the Insiders agreed that, for a period of six months following the Closing Date, without the prior written consent of the Company, they: (i) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, sell or grant any option, right or warrant for the sale of, assign, transfer, pledge, borrow or otherwise dispose of, any equity securities of the Company or any other securities convertible into such securities of the Company (such securities, collectively, the “Lock-Up Securities”); (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) with respect to any Lock-Up Securities, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, directly or indirectly, any economic consequence of ownership of any Lock-Up Securities, whether or not such transaction is to be settled by delivery of Lock-Up Securities, other securities, cash or other consideration; or (iii) will not engage in any short selling of any Lock-Up Securities.

The restrictions contained in each Lock-Up Agreement do not apply to any sale or transfer of Lock-Up Securities during the respective Insider’s lifetime or on death (i) to the immediate family members (including spouses, significant others, lineal descendants, brothers and sisters) of the Insider; (ii) to a family trust, foundation or partnership established for the exclusive benefit of the Insider or any of the Insider’s immediate family members; (iii) to a charitable foundation controlled by the Insider or any of the Insider’s family members; or (iv) by will or intestacy to the Insider’s immediate family or to a trust, the beneficiaries of which are exclusively the Insider and a member or members of the Insider’s immediate family or a charitable foundation controlled by any such persons, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the Form of Lock-Up Agreement, which is filed as Exhibit 10.1 to this Current Report, and is incorporated into this Current Report by reference.

Photo Therapeutics Limited Sale

On December 12, 2011, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Radiancy Israel, pursuant to which the Company agreed to sell all of the outstanding shares of capital stock of Photo Therapeutics Limited, a company organized under the laws of England and Wales (“PTL”), to Radiancy Israel, for aggregate consideration of $24,590,000 (the “Purchase Price”), payable by the issuance of a promissory note by Radiancy Israel (the “Promissory Note”) made in favor of the Company. The maturity date of the Promissory Note was December 13, 2011 and the Promissory Note was paid in full on such date. Radiancy Israel is a subsidiary of Radiancy. The Purchase Price was determined based on the fair market value of PTL’s equity as of December 1, 2011.

On December 12, 2011, the transactions contemplated by the Stock Purchase Agreement were consummated and PTL was sold to Radiancy Israel in exchange for the Promissory Note.

The foregoing description of the Stock Purchase Agreement and the Promissory Note is qualified in its entirety by reference to the Stock Purchase Agreement (and Promissory Note as Exhibit A thereto), which is filed as Exhibit 2.2 to this Current Report, and is incorporated into this Current Report by reference.

On December 13, 2011, contemporaneously with the closing of the Merger pursuant to the terms and conditions of the Merger Agreement, Radiancy Israel paid the Company an amount equal to the Purchase Price in fulfillment of its obligations under the Promissory Note. The Company used approximately $20,047,203 of the proceeds from the sale to satisfy its obligations under the Repurchase Right Agreement (described below), and the Company intends to use the remaining proceeds from the sale for general corporate purposes. See “Repurchase of Securities from Perseus Partners VII, L.P.” for a description of the consummation of the transactions contemplated by the Repurchase Right Agreement.

Repurchase of Securities from Perseus Partners VII, L.P.

On December 13, 2011, using proceeds received from the Promissory Note, and contemporaneously with the closing of the Merger pursuant to the terms and conditions of the Merger Agreement, the Company consummated the transactions contemplated by that certain Repurchase Right Agreement, dated May 27, 2011 (the “Repurchase Agreement”), by and between the Company and Perseus Partners VII, L.P., a Delaware limited partnership (“Perseus,” and together with the Company, the “Parties”; Perseus, together with its former director appointees, affiliates, successors and assigns, the “Perseus Group”).

Pursuant to the terms of the Repurchase Agreement, the Company had the right (the “Repurchase Right”) to repurchase all of the securities held by Perseus, together with its former director appointees to the board of directors of the Company (the “Board”), which included, (i) secured convertible promissory notes having an aggregate principal amount of $23,164,291, together with interest thereon payable as specified therein, which notes were convertible into shares of Common Stock of the Company (such secured convertible promissory notes, together with any additional secured convertible promissory notes issued as interest thereon, together with such additional interest as may be accrued on such existing and additional secured convertible promissory notes, the “Notes”); (ii) a warrant to purchase 301,288 shares of Company Common Stock (the “Warrant”); and (iii) an option, held by a former director appointee of Perseus to the Board, to purchase 625 shares of Company Common Stock (the “Option,” and together with the Notes, the Warrant and any shares of Company Common Stock issued upon conversion or exercise thereof being referred to collectively as the “Repurchase Securities”).

Pursuant to the terms of the Repurchase Agreement, the Repurchase Right of the Company could be exercised by the Company in connection with the completion of a Repurchase Transaction (as defined in the Repurchase Agreement), for an aggregate purchase price equal to the Repurchase Price (as defined in the Repurchase Agreement. For purposes of the Repurchase Agreement, the Merger constituted a transaction which met the definition of a Repurchase Transaction.

The Company notified Perseus on December 9, 2011 of its intent to exercise its Repurchase Right under the Repurchase Agreement in connection with the closing of the Merger. On December 13, 2011, the Company: (i) exercised its Repurchase Price and paid Perseus an amount equal to approximately $20,047,203 (of which $20,000,000 represented payment of the Repurchase Price for the Repurchase Securities and the balance was payment in respect of expenses which were payable by the Company to Perseus and its counsel); (ii) Perseus delivered to the Company all Repurchase Securities held by it or any of the other members of the Perseus Group, free and clear of any liens, other than such liens as may be imposed by federal or state securities laws; (iii) with some limited exceptions, each of the Terminated Agreements (as defined and described below) automatically terminated and any and all rights, liabilities, obligations and duties of each of the parties thereunder became of no further force or effect; and (iv) all liens encumbering any of the properties, securities or other assets of the Company pursuant to the provisions of the Terminated Agreements were released and terminated.

On December 13, 2011, the following agreements of the Company were terminated (each, a “Terminated Agreement” and collectively, the “Terminated Agreements”) in connection with the Company’s exercise of its Repurchase Right pursuant to the Repurchase Agreement:

1.	Securities Purchase Agreement, dated August 4, 2008, by and between the Company and Perseus, as amended on each of February 27, 2009, and March 19, 2010, other than the provision of this agreement which provides that the Company not publicly disclose the name of Perseus, or include the name of Perseus in any press release without the prior written consent of Perseus. This agreement, together with its amendments provided for the purchase by Perseus of securities of the Company, including the Repurchase Securities.

2.	Registration Rights Agreement, dated February 27, 2009, by and between the Company and Perseus. Pursuant to this agreement, the Company had granted certain demand and piggy-back rights to the Company.

3.	The Warrant, pursuant to which Perseus had the right to purchase 301,288 shares of Company Common Stock.

4.	Amended and Restated Pledge and Security Agreement, dated March 19, 2010, between the Company and Perseus. Pursuant to this agreement, the Company granted to Perseus a first priority lien against all of the Company’s assets other than certain excluded assets. In addition, certain securities of three of the Company’s subsidiaries (ProCyte Corporation, Photo Therapeutics, Inc. and SLT Technology, Inc.) were pledged to Perseus pursuant to the terms of this agreement. All of the liens described above were extinguished, and the securities of the Company subsidiaries that were pledged to Perseus were returned to the Company, in connection with the consummation of the transactions contemplated by the Repurchase Agreement on December 13, 2011.

5.	A number of secured convertible promissory notes, which were held by Perseus, having an aggregate principal amount of $23,164,291, together with interest thereon payable as specified therein, which notes were convertible into shares of the Common Stock of the Company. All rights of payment and conversion of these promissory notes were extinguished in connection with the consummation of the transactions contemplated by the Repurchase Agreement on December 13, 2011.

Except as described in item (1) above, the Company has no further obligations or liabilities in respect of any of the Terminated Agreements.

The foregoing description of the Terminated Agreements is qualified in its entirety by reference to the Terminated Agreements, which are filed as Exhibits 10.2 through 10.18 to this Current Report, and are incorporated into this Current Report by reference.

The foregoing description of the Repurchase Agreement is qualified in its entirety by reference to the Repurchase Agreement, which is filed as Exhibit 10.19 to this Current Report, and is incorporated into this Current Report by reference.

Item 3.03 Material Modification to Rights of Security Holders

As described in Item 5.07 of this Current Report, at the Company’s 2011 Annual Meeting of Stockholders held on December 12, 2011, the stockholders voted to approve several amendments to the Company’s Articles of Incorporation. The Company filed an Amended and Restated Articles of Incorporation with the Nevada Secretary of State on December 12, 2011, incorporating those amendments. The Proxy Statement included in the Form S-4 contains information about the Amended and Restated Articles of Incorporation.

Certain amendments to the Company’s Articles of Incorporation modified the rights of the holders of the Common Stock of the Company. Specifically, one of the amendments authorized five million (5,000,000) new shares of preferred stock, par value $0.01 per share, which were designated as blank check preferred. The Board has the authority to authorize the issuance from time to time of one or more classes of preferred stock with one or more series within any class thereof, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or special rights and qualifications, limitations or restrictions thereon as shall be set forth in the resolution or resolutions adopted by the Board providing for the issuance of such preferred shares, including giving rights to the preferred stockholders superior to those of the holders of Common Stock of the Company.

In addition, the amendments to the Articles of Incorporation provided that the Company is not opting out of the provisions of Sections 78.378 to 78.3793 of the Nevada Revised Statutes (the “NRS”). These NRS statutory provisions provide that persons who acquire a “controlling interest” in a company may only be given full voting rights in their shares if such rights are conferred by the disinterested stockholders of the company at an annual or special meeting. However, any disinterested stockholder that does not vote in favor of granting such voting rights is entitled to demand that the company pay fair value for their shares, if the acquiring person has acquired at least a majority of all of the voting power of the company. As such, persons acquiring a controlling interest may not be able to vote their shares. This statute only applies to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada.

The foregoing description of the amendments to the Company’s Articles of Incorporation, contained in its Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the Amended and Restated Articles of Incorporation, filed as Exhibit 3.1 to this Current Report, which is incorporated into this Current Report by reference.

Item 5.01 Changes in Control of Registrant

As a result of the transactions contemplated under the Merger Agreement, a change of control of the Company may be deemed to have occurred. The disclosure in Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) In accordance with the Company’s bylaws, its officers are elected annually by the Board at a meeting immediately following the Annual Meeting of Stockholders. On December 13, 2011, at the Board meeting held immediately following the Annual Meeting of Stockholders, the Board elected the following persons to the offices set forth opposite their names, to hold office, subject to the bylaws of the Company, until the meeting of the Board which will follow the 2012 Annual Meeting of Stockholders of the Company and until their respective successors have been elected and qualified or until their earlier resignation, death or removal:

Dolev Rafaeli	-	Chief Executive Officer

Dennis McGrath	-	President, Chief Financial Officer and Treasurer

Christina Allgeier	-	Chief Accounting Officer

Dr. Rafaeli will act as the Company’s principal executive officer. Mr. McGrath will act as the Company’s principal financial officer. Ms. Allgeier will act as the Company’s principal accounting officer.

The information relating to Dr. Rafaeli, Mr. McGrath and Ms. Allgeier required by Item 5.02(c)(2) and (3) of Form 8-K are incorporated herein by reference to the relevant sections the Form S-4.

(e) The information relating to the employment agreements of Dr. Rafaeli and Mr. McGrath, required by Item 5.02(e) of Form 8-K, are incorporated herein by reference to the relevant sections of the Form S-4.

Furthermore, as disclosed in Item 5.07 of this Current Report, at the Company’s 2011 Annual Meeting of Stockholders which was held on December 12, 2011, the stockholders voted to approve an amendment (the “2005 ECP Amendment”) to the PhotoMedex, Inc. 2005 Equity Compensation Plan (the “2005 Equity Plan”). The 2005 ECP Amendment increased the number of shares of Common Stock reserved for issuance under the 2005 Equity Plan from 650,000 shares to 3,000,000 shares; increased the number of shares for which any one participant may receive awards in any one calendar year to 400,000 shares; permitted the Company to provide in an individual award agreement for other than full vesting upon a change in control with respect to certain awards of time-based restricted stock granted under the 2005 Equity Plan; provided that awards granted following the effective date of the amendment generally will not automatically vest upon a change in control unless the Plan Committee (as defined in the 2005 Equity Plan) has determined otherwise; and added certain provisions which are intended to comply with Israeli tax laws applicable to participants in the 2005 Equity Plan who are residents of the State of Israel. The amendment to the 2005 Equity Plan was effective August 4, 2011, subject to approval by the stockholders the Company’s 2011 Annual Meeting of Stockholders and the consummation of the Merger.

The Form S-4 contains additional information about the PhotoMedex 2005 Equity Compensation Plan and the 2005 ECP Amendment, including a copy of the 2005 ECP Amendment, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were approved by the stockholders of the Company at its 2011 Annual Meeting of Stockholders which was held on December 12, 2011. The proposals were submitted to the stockholders in the Proxy Statement:

(1) To approve and adopt the Merger Agreement.

For:	Against:	Abstain:
2,281,804 shares	346 shares	47 shares

(2) To approve the issuance of the Merger Consideration pursuant to the Merger Agreement.

For:	Against:	Abstain:
2,281,834 shares	316 shares	47 shares

(3) To approve the issuance of warrants to purchase Common Stock of the Company to the current holders of Common Stock of the Company pursuant to the Merger Agreement;

For:	Against:	Abstain:
2,281,800 shares	345 shares	52 shares

(4) To elect to the Board eight (8) directors, to serve until the Company’s next Annual Meeting of stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal, subject to the approval of the Merger Agreement and consummation of the Merger.

	For	Withheld
Dennis M. McGrath	2,191,326 shares	90,871 shares
Stephen P. Connelly	2,202,018 shares	80,179 shares
James W. Sight	2,202,018 shares	80,179 shares
Dr. Dolev Rafaeli	2,281,586 shares	611 shares
Dr. Yoav Ben-Dror	2,281,793 shares	404 shares
Lewis C. Pell	2,281,809 shares	388 shares
Katsumi Oneda	2,281,793 shares	404 shares
Nahum Melumad	2,281,586 shares	611 shares

(5) To amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company Common Stock to fifty million (50,000,000), as reflected in the form of Amended and Restated Articles of Incorporation attached as Annex E to the Proxy Statement.

For:	Against:	Abstain:
2,272,417 shares	9,711 shares	9 shares

(6) To amend the Company’s Articles of Incorporation to authorize five million (5,000,000) shares of preferred stock, par value $0.01 per share, which shall be designated as blank check preferred, as reflected in the form of Amended and Restated Articles of Incorporation attached as Annex E to the Proxy Statement.

For:	Against:	Abstain:
2,276,103 shares	6,087 shares	7 shares

(7) To amend the Company’s Articles of Incorporation to expand the indemnification obligations of the Company to its directors and officers, as reflected in the form of Amended and Restated Articles of Incorporation attached as Annex E to the Proxy Statement.

For:	Against:	Abstain:
2,270,643 shares	11,547 shares	7 shares

(8) To amend the Company’s Articles of Incorporation to revise Article Twelve to add that no transaction of the Company with any other person, firm or corporation, or in which the corporation is interested, will be affected or invalidated by the fact that the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action, so long as the transaction is approved in accordance with Article Twelve of the Company’s Articles of Incorporation, as reflected in the form of Amended and Restated Articles of Incorporation attached as Annex E to the Proxy Statement.

For:	Against:	Abstain:
2,275,940 shares	6,216 shares	41 shares

(9) To amend the Company’s Articles of Incorporation to provide that the Company is not opting out of the provisions of NRS 78.378 to 78.3793, as reflected in the form of Amended and Restated Articles of Incorporation attached as Annex E to the Proxy Statement.

For:	Against:	Abstain:
2,195,838 shares	86,304 shares	55 shares

(10) To approve the Quarterly Bonus Program for Dolev Rafaeli under the Rafaeli Employment Agreement, attached as Annex D to the Proxy Statement.

For:	Against:	Abstain:
2,270,264 shares	11,855 shares	48 shares

(11) To approve an amendment to the 2005 ECP Amendment pursuant to the Merger Agreement, attached as Annex F to the Proxy Statement.

For:	Against:	Abstain:
2,258,259 shares	23,899 shares	39 shares

(12) To approve an amendment to the PhotoMedex Amended and Restated 2000 Non-Employee Director Stock Option Plan, attached as Annex G to the Proxy Statement.

For:	Against:	Abstain:
2,276,109 shares	6,049 shares	39 shares

(13) To approve the following resolution: “RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers that is based on or otherwise relates to the Merger, as disclosed in the Golden Parachute Compensation table and narrative discussion as set forth in the Proxy Statement under ‘The Merger—Interests of PhotoMedex Directors and Executive Officers in the Merger—Change of Control Payments.’”

For:	Against:	Abstain:
2,152,764 shares	129,392 shares	41 shares

(14) To approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described above.

For:	Against:	Abstain:
2,187,213 shares	94,940 shares	44 shares

Since all proposals were on non-routine matters, broker non-votes were not permitted. As such, there were no broker non-votes on any of the proposals.

Item 8.01 Other Events.

Prior to the Merger, the Common Stock of the Company was listed on the Nasdaq Global Market. Upon consummation of the Merger, Nasdaq informed the Company that its Common Stock will be listed and traded on the Nasdaq Global Select Market.

Furthermore, as explained in Item 2.01 above, as a result of the Merger, Radiancy will be reflected as the predecessor and receiving entity in the Company’s financial statements. The Company’s financial statements will be retrospectively adjusted to reflect those historical financial statements of Radiancy as the Company’s historical financial statements.

For informational purposes, the Company has filed as Exhibits 99.2, 99.3 and 99.4, a description of Radiancy’s business, the Risk Factors relating to Radiancy and Radiancy’s Management’s Discussion and Analysis of Financial Condition and Results of Operations, respectively.

As required by Item 9.01, the Company has also filed as Exhibits 99.5, 99.6 and 99.7: (i) the audited consolidated balance sheets of Radiancy as of December 31, 2010 and December 31, 2009, the related consolidated statements of income, statements of changes in stockholders’ equity and statements of cash flows for each of the three years ending December 31, 2008, December 31, 2009 and December 31, 2010, and related notes thereto, (ii) the unaudited condensed consolidated balance sheet of Radiancy as of September 30, 2011, the related condensed consolidated statement of income, statement of changes in stockholders’ equity and statement of cash flows for the nine month period ended September 30, 2011, and related notes thereto; and (iii) and the Unaudited Pro Forma Condensed Consolidated Financial Statements, and related notes thereto, required to be filed pursuant to Item 9.01(b) of this Current Report, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) The audited consolidated financial statements of Radiancy for the fiscal years ended December 31, 2010 and 2009 and the unaudited interim financial statements of Radiancy for the nine-month period ended September 30, 2011, required to be filed pursuant to Items 9.01(a) and (c) of Form 8-K, are filed herewith as Exhibits 99.5 and 99.6, respectively, and are incorporated into this Current Report by reference.

(b) The unaudited pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.7 and are incorporated into this Current Report by reference.

(d) Exhibits.

Exhibit Number	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of October 31, 2011, by and among Radiancy, Inc., PhotoMedex, Inc. and PHMD Merger Sub, Inc.**

2.2*	Stock Purchase Agreement, dated as of December 12, 2011, by and between Radiancy (Israel) Ltd. and PhotoMedex, Inc.

3.1*	Amended and Restated Articles of Incorporation of PhotoMedex, Inc.

10.1*	Form of Lock-up Agreement from the officers and directors of PhotoMedex, Inc. to PhotoMedex, Inc., dated as of December 13, 2011

10.2	Securities Purchase Agreement, dated August 4, 2008, by and between PhotoMedex, Inc. and Perseus Partners VII, LP (the “Securities Purchase Agreement”), including Form of Convertible Note, Form of Warrant and Registration Rights Agreement (Incorporated by reference to Exhibit 4.1 to Form 8-K filed on August 4, 2008)

10.3	Amendment No. 1 to Securities Purchase Agreement, dated February 27, 2009. (Incorporated by reference to Exhibit 99.1 to Form 8-K filed on March 5, 2009)

10.4	First Tranche Convertible Promissory Note, dated February 27, 2009. (Incorporated by reference to Exhibit 4.1 to Form 8-K filed on March 5, 2009)

10.5	First Tranche Warrant, dated February 27, 2009. (Incorporated by reference to Exhibit 99.3 to Form 8-K filed on March 5, 2009)

10.6	Registration Rights Agreement, dated February 27, 2009 by and between PhotoMedex, Inc. and Perseus VII, L.P. (Incorporated by reference to Exhibit 4.6 to Form 10-K filed on March 20, 2009)

10.7	PhotoMedex Inc. Secured Convertible Promissory Note, dated September 1, 2009. (Incorporated by reference to Exhibit 4.7 to Form 10-Q filed on November 16, 2009)

10.8	Amendment No. 2 to Securities Purchase Agreement, dated March 19, 2010 (Incorporated by reference to Exhibit 10.3 to Form 8-K filed on March 23, 2010)

10.9	Amended and Restated Convertible Promissory Series B-2 Note, dated March 19, 2010 between PhotoMedex, Inc. and Perseus Partners VII, L.P. (Incorporated by reference to Exhibit 4.3 to Form 8-K filed on March 23, 2010)

10.10	Amended and Restated Convertible Promissory Series B-1 Note, dated March 19, 2010 between PhotoMedex, Inc. and Perseus Partners VII, L.P. (Incorporated by reference to Exhibit 4.2 to Form 8-K filed on March 23, 2010)

10.11	Amended and Restated Pledge and Security Agreement, dated March 19, 2010 between PhotoMedex, Inc. and Perseus Partners VII, L.P. (Incorporated by reference to Exhibit 10.4 to Form 8-K filed on March 23, 2010)

10.12	Secured Convertible Promissory Note, dated September 1, 2010, in favor of Perseus Partners VII, L.P. (Series B-1) (Incorporated by reference to Exhibit 4.16 to Form 10-Q filed on November 15, 2010)

10.13	Secured Convertible Promissory Note, dated September 1, 2010, in favor of Perseus Partners VII, L.P. (Series B-2) (Incorporated by reference to Exhibit 4.17 to Form 10-Q filed on November 15, 2010)

10.14	Secured Convertible Promissory Note, dated effective September 1, 2010, in favor of Perseus Partners VII, L.P. (Series B-2) (Incorporated by reference to Exhibit 4.17 to Form 10-K filed on March 31, 2011)

10.15	Secured Convertible Promissory Note, dated March 1, 2011, in favor of Perseus Partners VII, L.P. (Series B-1) (Incorporated by reference to Exhibit 4.18 to Form 10-K filed on March 31, 2011)

10.16	Secured Convertible Promissory Note, dated March 1, 2011, in favor of Perseus Partners VII, L.P. (Series B-2) (Incorporated by reference to Exhibit 4.19 to Form 10-K filed on March 31, 2011)

10.17	Secured Convertible Promissory Note, dated September 1, 2011, in favor of Perseus Partners VII, L.P. (Series B-1) (Incorporated by reference to Exhibit 4.25 to Form 10-Q filed on November 14, 2011)

10.18	Secured Convertible Promissory Note, dated September 1, 2011, in favor of Perseus Partners VII, L.P. (Series B-2) (Incorporated by reference to Exhibit 4.25 to Form 10-Q filed on November 14, 2011)

10.19	Repurchase Right Agreement by and between PhotoMedex, Inc. and Perseus Partners VII, L.P.. (Incorporated by reference to Exhibit 10.1 to Form 8-K filed on June 3, 2011)

23.1*	Consent of Fahn Kanne & Co.

99.1***	Press release, dated December 13, 2011

99.2*	Information about Radiancy, Inc.

99.3*	Risk Factors Relating to Radiancy, Inc.

99.4*	Radiancy’s Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.5*	Radiancy, Inc. consolidated balance sheets as of December 31, 2010 and December 31, 2009, the related consolidated statements of income, statements of changes in stockholders’ equity and statements of cash flows for each of the three years in the period ended December 31, 2010, and related notes thereto.

99.6*	Radiancy, Inc. unaudited condensed consolidated balance sheet as of September 30, 2011, the related condensed consolidated statement of income, statement of changes in stockholders’ equity and statement of cash flows for the nine month period ended September 30, 2011, and related notes thereto.

99.7*	Unaudited pro forma financial information

*	Filed herewith
**	The disclosure letters delivered in connection with the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish, supplementally, a copy of any schedule omitted from the Merger Agreement to the SEC upon request.
***	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: December 16, 2011	By:	/s/ Dennis McGrath
	Name:	Dennis McGrath
	Title:	President, Chief Financial Officer and Treasurer